Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of January 14, 2026, by and between Inseego Corp., a Delaware corporation (the “Company”), and the entity set forth on Schedule A hereto (the “Holder”). The Company and the Holder are together referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Holder currently holds 25,000 shares (the “Preferred Stock”) of the Company’s Fixed-Rate Cumulative Perpetual Preferred Stock, Series E, par value $0.001 per share (the “Series E Preferred”);

WHEREAS, the Company has previously issued 9.0% Senior Secured Notes due 2029 (the “2029 Notes”), issued pursuant to that certain First Supplemental Indenture, dated as of November 6, 2024 (the “Supplemental Indenture”), between the Company and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to the Indenture, dated as of November 6, 2024 (as supplemented by the Supplemental Indenture, the “Indenture”), between the Company and the Trustee; and

WHEREAS, the Company and the Holder desire to exchange the Preferred Stock for a combination of cash, 2029 Notes and shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in the respective amounts set forth on Schedule A hereto, subject to the terms and conditions set forth in this Agreement (such exchange, the “Exchange”).

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties hereby agree as follows:

SECTION 1. Exchange of Preferred Stock.

1.1     The Exchange. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below) the Holder shall surrender and forfeit all of the Holder’s right, title and interest in and to all of the Preferred Stock free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, option, or other adverse claim thereto (a “Lien”), in exchange for delivery of the following (collectively, the “Exchange Consideration”), which shall be in full satisfaction of all obligations of the Company, and claims by the Holder, under the Preferred Stock (including, but not limited to, any accrued and unpaid dividends payable with respect to the Preferred Stock):

(a) 2029 Notes having the aggregate principal amount set forth next to the Holder’s name in column B of Schedule A (the “New Notes”);

(b) the number of shares of Common Stock set forth next to the Holder’s name in column C of Schedule A (the “Common Shares”); and

(c) payment in cash of the aggregate amount set forth next to the Holder’s name in column D of Schedule A (the “Cash Payment”). The Cash Payment shall be payable in three equal installments, with the first such payment (the “First Installment”) due and payable on the Closing Date and the two remaining installments due and payable on the six and twelve month anniversaries, respectively, of the Closing Date (or, if any such date is not a business day, the first business day thereafter).

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1.2     Closing. The closing of the Exchange (the “Closing”) shall take place on the date hereof (or such other date as is mutually agreed to by the Company and the Holder) (the “Closing Date”), provided that the representations and warranties made by the Company in Section 2 of this Agreement and by the Holder in Section 3 of this Agreement are true and correct on the Closing Date as if made on the Closing Date. At the Closing, the Holder shall deliver a stock power executed in blank, transferring the Preferred Stock to the Company, and the Company shall:

(a) update its books and records to reflect the cancellation of the Preferred Stock;

(b) cause the Trustee to deliver the New Notes in book-entry form to the Holder’s Depositary Trust Company (“DTC”) account(s) through the applicable procedures of DTC set forth opposite the Holder’s name on Schedule A, in accordance with the terms of the Indenture;

(c) issue (or cause to be issued) the Common Shares in book entry form to the Holder; and

(d) pay to the Holder, by wire transfer of immediately available funds to such account or accounts as designated by the Holder at least one (1) business day prior to the Closing, the First Installment.

The remaining portion of the Cash Payment shall be paid by the Company by the dates set forth in Section 1.1(c), in each case by wire transfer of immediately available funds to such account or accounts as designated by the Holder at least one (1) business day prior to the applicable payment date. For the avoidance of doubt, each of the New Notes, Common Shares and Cash Payment shall be delivered, issued or paid, as applicable, without reduction for any deduction or withholding.

SECTION 2. Representations and Warranties of the Company. As a material inducement to the Holder to enter into this Agreement, the Company hereby represents and warrants to the Holder that the following statements are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date.

2.1     Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company possesses all requisite corporate power and authority necessary to carry out the Exchange.

2.2     Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the requisite corporate action of the Company. Assuming that this Agreement constitutes the legal, valid and binding obligation of the Holder, then this Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Company of this Agreement and the consummation of the Exchange by the Company in accordance with the terms of this Agreement does not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii)  require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with (other than any consent that has been obtained on or prior to the date hereof, and other than required filings with the Securities and Exchange Commission (the “Commission”), any applicable state and federal securities laws and the rules and regulations of Nasdaq Global Select Market (“Nasdaq”), which the Company undertakes to file within the applicable time periods), any third party or any court or administrative or governmental body or agency pursuant to, (A) the Company’s certificate of incorporation or bylaws, or (B) any law, statute, rule or regulation to which the Company is subject, or any material agreement, instrument, order, judgment or decree to which the Company is subject.

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2.3     Investment Company Act. The Company is not and, after giving effect to the Exchange, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

2.4     Valid Issuance. The Common Shares have been duly and validly authorized. Upon the issuance of the Common Shares in accordance with the terms hereof, the Common Shares will be validly issued, fully paid and nonassessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws and except for those created by the Holder, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Holder in this Agreement, the Common Shares will be issued in compliance with all applicable federal and state securities laws.

2.5     The New Notes. The New Notes will be issued pursuant to the Indenture. When the New Notes have been duly executed and authenticated in accordance with the terms of the Indenture and delivered upon consummation of the Exchange against receipt of the Preferred Stock surrendered in exchange therefor as provided herein, the New Notes will constitute the valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

2.6     SEC Filings; Financial Information. True and complete copies of the SEC Filings (as defined below) are available to the Holder through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”) (other than any information for which the Company has received confidential treatment from the SEC). For the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings”). At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.7     No Material Adverse Change. Since September 30, 2025, except as specifically set forth in a subsequent SEC Filing filed prior to the date hereof, there has not been: (a) any material adverse change in the financial condition or operating results of the Company and its subsidiaries, taken as a whole, from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the nine (9) months ended September 30, 2025; (b) any declaration or payment by the Company of any dividend (other than the accrual of dividends on the Series E Preferred), or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any equity securities of the Company; (c) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company; (d) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it; (e) any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business; (f) any material labor difficulties or, to the Company’s knowledge, labor union organizing activities with respect to employees of the Company; or (g) any issuance of any equity securities to any executive officer, director or affiliate of the Company, except Common Stock issued in the ordinary course pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Filings.

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2.8     Capitalization. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and are validly issued, fully paid and nonassessable. None of such shares were issued in violation of any preemptive rights or other similar rights of third parties and such shares were issued in compliance with applicable state and federal securities laws. No person is entitled to preemptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as disclosed in the Company’s SEC Filings.

2.9     Private Placement. Assuming the accuracy of the representations and warranties of the Holder set forth in Section 3, the offer and sale of the New Notes and the Common Shares (collectively, the “Securities”) to the Holder as contemplated hereby is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) The issuance and sale of the Common Shares does not contravene the rules and regulations of Nasdaq.

2.10   No Directed Selling Efforts or General Solicitation. Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of the Securities.

2.11   No Integrated Offering. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

2.12   Manipulation of Price. The Company has not, and, to the Company’s knowledge, no person acting on its behalf has (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (b) sold, bid for, purchased or paid any compensation for soliciting purchases of, any of the Securities in violation of Regulation M under the Exchange Act or (c) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

SECTION 3. Representations and Warranties of the Holder. As a material inducement to the Company to enter into this Agreement, the Holder hereby represents and warrants to the Company that the following statements are complete and accurate as of the date of this Agreement and will be complete and accurate as of the Closing Date:

3.1     Organization; Power. The Holder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Holder possesses all requisite power and authority necessary to carry out the Exchange.

3.2     Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the requisite corporate, partnership, limited liability company or other applicable action by the Holder. Assuming that this Agreement constitutes the legal, valid and binding obligation of the Company, then this Agreement constitutes the legal, valid, and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Holder of this Agreement and the consummation of the Exchange by the Holder in accordance with the terms of this Agreement, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to (A) the Holder’s organizational documents or (B) any law, statute, rule or regulation to which the Holder is subject, or any material agreement, instrument, order, judgment or decree to which the Holder is subject.

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3.3     Ownership and Holding Period. The Holder is the sole legal and beneficial owner of the Preferred Stock and is a qualified institutional buyer for purposes of Rule 144A promulgated under the Securities Act. The Holder has good, valid and marketable title to the Preferred Stock free and clear of all Liens, and the Holder does not own or hold beneficially or of record any securities of the Company (or any rights or interests of any nature whatsoever in or with respect to any such securities) other than the Preferred Stock. Except for this Agreement, the Holder is not party to or bound by any contract, option or other arrangement or understanding with respect to the purchase, sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition or acquisition of (including by operation of law) the Preferred Stock (or any rights or interests of any nature whatsoever in or with respect to any of the Preferred Stock) or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any action whatsoever with respect to, the Preferred Stock.

3.4     Full Satisfaction of Obligations under the Preferred Stock. The Holder acknowledges that upon receipt of the Exchange Consideration, the obligations of the Company to the Holder under the Preferred Stock have been satisfied in full and no accrued and unpaid dividends shall be payable on such Preferred Stock to the Holder.

3.5     Broker’s Fees. Neither the Holder nor any of its officers or directors has retained or authorized any investment banker, broker, finder or other intermediary to act on behalf of the Holder or incurred any liability for any banker’s, broker’s or finder’s fees or commissions in connection with the Exchange whose fees would be payable by the Company.

3.6     Purchase Entirely for Own Account. The Securities will be acquired for the Holder’s own account and not for the account of others or as nominee or agent, and not with a view to, or for, resale, distribution, syndication, or fractionalization thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Holder’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws; provided, however, that by making the representations herein, such Holder does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the applicable federal and state securities laws, at all times to sell or otherwise dispose of all or any part of such Securities, pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.

3.7     Investment Experience; No Endorsement. The Holder understands that the Holder’s investment in the Securities involves a high degree of risk and that no United States federal or state agency or any other government or governmental agency has passed or made any recommendation or endorsement of the Securities. The Holder acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.8     Disclosure of Information. The Holder has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

3.9     Restricted Securities. The Holder understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

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3.10   Legends. The Holder understands that the New Notes may bear the following or any similar legend that may be required by the terms of the New Indenture:

“THE OFFER AND SALE OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER, AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT ONLY:

(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B)    PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT;

(C)    TO A PERSON THAT IT REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

(D)    PURSUANT TO RULE 144 UNDER THE SECURITIES ACT;

(E)     IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; OR

(F)    PURSUANT TO ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

BEFORE THE REGISTRATION OF ANY SALE OR TRANSFER IN ACCORDANCE WITH (D), (E) OR (F) ABOVE, THE COMPANY, THE TRUSTEE AND THE REGISTRAR RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATES OR OTHER DOCUMENTATION OR EVIDENCE AS THEY MAY REASONABLY REQUIRE IN ORDER TO DETERMINE THAT THE PROPOSED SALE OR TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

The Holder further understands that certificates (or book entry notations) evidencing the Common Shares may bear a legend in substantially the following form, together with such legends, if any, as may be required by the authorities of any state in connection with the issuance of the Securities:

“NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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3.11   Accredited Investor. The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

3.12   No General Solicitation. The Holder did not enter into this Agreement or otherwise acquire the Securities as a result of any general solicitation or general advertising.

SECTION 4. Registration Rights.

4.1     Registration Statement. (i) The Company shall file, within six months of the Closing Date, a registration statement for a shelf registration on Form S-3 (the “Form S-3 Shelf”), or if Company is ineligible to use a Form S-3 Shelf, a registration statement for a shelf registration on Form S-1 (the “Form S-1 Shelf” and together, with the Form S-3 Shelf (and any Subsequent Shelf Registration Statement (as defined below)), each, a “Shelf” or “Registration Statement”), in each case, covering the resale of all the Common Shares (determined as of two (2) business days prior to such filing) on a delayed or continuous basis; provided the Holder shall have delivered to the Company all reasonably requested information regarding the Holder and its beneficial ownership of Common Stock not later than five (5) business days prior to the filing of the Registration Statement. The Shelf shall provide for the resale of the Common Shares pursuant to any method or combination of methods legally available to, and requested by, the Holder.

4.2     Effectiveness of Registration Statement. The Company shall use its commercially reasonable best efforts to cause the Shelf to become effective as soon as practicable after such filing, but no later than the earlier of (a) forty-five (45) days after the filing thereof (or, in the event the Commission reviews and has written comments to the Registration Statement, ninety (90) days following the filing thereof), (b) the fourth (4th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review, or (c) if the day determined under clause (a) or clause (b) falls on a Saturday, Sunday or other day that the Commission is closed for business, the next business day immediately following the day determined under clause (a) or clause (b) on which the Commission is open for business (the date determined under clause (a), (b) and (c), the “Effectiveness Deadline”).  The Company shall notify the Holder by facsimile or e-mail as promptly as reasonably practicable, and in any event, within two (2) business days, after the Registration Statement is declared effective. The Company shall maintain a Shelf in accordance with the terms of this Agreement, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act with respect to the Common Shares held by the Holder until the later of (i) such time as all Common Shares issued to the Holder have been sold, transferred or otherwise disposed of pursuant to a Registration Statement or Rule 144, or (ii) such time as all remaining Common Shares held by the Holder may be sold pursuant to Rule 144 without regard to any volume or manner of sale requirement thereunder and all restrictive legends on such Common Shares.

4.3     Conversion of Registration Statement. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable best efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement (as defined below)) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

4.4     Continued Effectiveness. If any Shelf ceases to be effective under the Securities Act for any reason at any time during the period described in Section 4.2, the Company shall use its commercially reasonable best efforts to, as promptly as is reasonably practicable, cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable best efforts to, as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all of the Common Shares from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Holder. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form.

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If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (b) keep such Subsequent Shelf Registration Statement continuously effective and available for use for the remainder of the period set forth in Section 4.2.

4.5     Notice of Stop Order. The Company shall provide to the Holder prompt written notice (which may be in the form of e-mail) of any time that (a) the Commission has issued a stop order with respect to the Registration Statement, (b) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or (c) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently.

4.6     Expenses. In connection with any registration pursuant to this Section 4 (each, a “Registration”), the Company shall pay any applicable filing fee with respect to the Registration Statement and any Subsequent Registration Statement, and its own direct costs, including the professional fees of its own counsel, its independent registered accountants and any financial printer. The Holder shall bear the cost of its own counsel, other advisors and any broker or other intermediary involved in any resale.

4.7     Updating Registration Statement. Upon receipt of written notice (which may be in the form of e-mail) from the Company that a Registration Statement or prospectus contains a Misstatement (as defined below), the Holder shall forthwith discontinue disposition of securities pursuant to such Registration Statement or prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (and the Company covenants to prepare and file such supplement or amendment as soon as practicable after giving such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed.

4.8     Adverse Disclosure. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure (as defined below) or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than twice or an aggregate of ninety (90) days in any twelve (12)-month period, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to such Registration in connection with any sale or offer to sell of securities pursuant to such Registration Statement or prospectus. The Company shall immediately notify the Holder of the expiration of any period during which it exercised its rights under this Section 4.

4.9     Indemnification. The Company agrees to indemnify and hold harmless the Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents, employees and representatives and each person or entity who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, losses, liabilities and expenses (including attorneys’ fees) (or actions in respect thereto) caused by, resulting from, arising out of or based upon (a) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or similar document incident to any Registration, qualification, compliance or sale effected pursuant to this Section 4 or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws, and will reimburse, as incurred, the Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents, employees and representatives and each person or entity who controls the Holder (within the meaning of the Securities Act) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such claim, damage, loss, liability or expense are caused by or arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein, it being understood that such information is limited to the beneficial ownership information in the selling stockholder table of the Registration Statement.

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4.10 Restrictive Legends. The Company shall, upon the Holder’s request (which may be in the form of e-mail), deliver all the necessary documentation to cause the Company’s transfer agent to remove any restrictive legend on the Common Shares, as promptly as practicable and no later than two (2) business days after such request, when such Common Shares are sold pursuant to Rule 144 under the Securities Act or the Registration, in each case in accordance with customary practice and in each case upon receipt by the Company of customary certifications from the Holder and any broker or other intermediary involved in the sale as to the Holder’s and such broker’s or intermediary’s compliance with Rule 144 or the Registration. In connection therewith, if required by the Company’s transfer agent, the Company will, at its sole cost and expense, promptly cause an opinion of counsel in customary form to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to deliver such Common Shares without any such legend. If restrictive legends are no longer required for the Common Shares pursuant to the foregoing, the Company shall, reasonably promptly following any request therefor from the Holder accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for the securities.

4.11 Defined Terms. For purposes of this Section 4:

(a) “Adverse Disclosure” means any public disclosure of material non-public information, which information the Company has a bona fide business purpose (including confidentiality obligations) for not making such information public, and which disclosure, in the good faith determination of the board of directors of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, and (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public; and

(b) “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements in a prospectus, in the light of the circumstances under which they were made, not misleading.

SECTION 5. Other Agreements.

5.1     Survival. The representations and warranties set forth in Sections 2 and 3 of this Agreement shall survive for a period of one year after the Closing Date and the Company’s obligations set forth in Section 4.09 of this Agreement shall survive indefinitely.

5.2     Further Assurances. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or the Exchange, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request.

5.3     No Other Representations and Warranties. The Holder acknowledges and agrees that (a) in making the decision to enter into this Agreement and to consummate the Exchange, the Holder has relied solely upon its own investigation and the express representations and warranties set forth in Section 2 of this Agreement, and (b) none of the Company or any of its officers, directors, employees or representatives has made any representation or warranty as to the Company or the Exchange, except as expressly set forth in Section 2 of this Agreement.

5.4     Releases. Upon cancellation of the Preferred Stock, and issuance and delivery of the Exchange Consideration, as described herein, each of the Holder and the Company releases the other from all claims arising out of or related to the Preferred Stock.

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5.5     Publicity. Except as set forth below, no public release or announcement concerning the Exchange shall be issued by the Company or the Holder without the prior written consent of the Company (in the case of a release or announcement by the Holder) or the Holder (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Holder, as the case may be, shall allow the Holder or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

5.6     U.S. Tax Withholding. The Company agrees that no withholding for U.S. federal, state or local income taxes shall be made following the Closing with respect to any distributions made with respect to Common Shares owned by the Holder or any interest payments made with respect to the New Notes, provided that the Holder delivers to the Company a properly executed Internal Revenue Service Form W-8EXP.

SECTION 6. Termination.

6.1     Conditions of Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Parties;

(b) by the Company if there has been a material misrepresentation, material breach of warranty by the Holder in the representations and warranties set forth in this Agreement; and

(c) by the Holder if there has been a material misrepresentation, material breach of warranty by the Company in the representations and warranties set forth in this Agreement.

SECTION 7. Miscellaneous.

7.1     Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7.2     Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied or pdf signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may also be executed via facsimile or e-mail, which shall be deemed an original.

7.3     Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

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7.4     Costs and Expenses. Each Party shall be responsible for its own costs and expenses, including legal fees, incurred in connection with the Exchange.

7.5     Governing Law; Submission to Jurisdiction. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to any choice of law rules (whether of the State of New York or any other jurisdictions) to the extent such rules would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.6     Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or seven days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and the Holder at the addresses set forth under their respective signature below.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

INSEEGO CORP.

/s/ Steven Gatoff__________________

Name:Steven Gatoff

Title: Chief Financial Officer

Address: 9710 Scranton Road, Suite 200

San Diego, CA 92121

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

MIC Capital Management 54 RSC Ltd

By: /s/ Rodney Cannon________

Name:Rodney Cannon

Title: Authorized Signatory

By: /s/ Maxime Franzetti_______

Name:Maxime Franzetti

Title: Authorized Signatory

Address: 2471ResCowork03, 24th Floor, Al Sila

Tower, Abu Dhabi, United Arab Emirates

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SCHEDULE A

Holder	Shares of Preferred Stock (A)	New Notes Principal Amount (B)	Number of Common Shares (C)	Cash Payment (D)	DTC Participant Information

MIC Capital Management 54 RSC Ltd, a United Arab Emirates limited company	25,000	$8,000,000	767,165	$10,000,000	J.P.Morgan DCTID: 00000902 DTC Inst. ID: 00054603

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